SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K



                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 18, 1994


                              COMSAT Corporation
            (Exact name of Registrant as specified in Charter)


  District of Columbia           1-4929             52-0781863
  --------------------        ------------       ---------------
(State or other juris-        (Commission         (IRS Employer
diction of incorporation      File Number)        Identification
                                                  Number)


 6560 Rock Spring Drive,    Bethesda, MD              20817
 ---------------------------------------             ---------
 (Address of principal executive offices)            Zip Code


Registrant's telephone number, including area code   (301) 214-3000

                   Communications Satellite Corporation
           950 L'Enfant Plaza, S.W., Washington, D.C.  20024
           -------------------------------------------------
     (Former name or former address, if changed since last report).

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Item 5.  Other Events

     Attached to this report as Exhibit 20, and incorporated by reference in this item, is a joint Press Release of the Corporation and Radiation Systems, Inc., distributed on February 18, 1994, describing purported shareholder class action lawsuits filed in Nevada challenging the Corporation's definitive merger agreement for the acquisition of Radiation Systems, Inc.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K).

Exhibit No.                        Description

     20             Press Release dated February 18, 1994.

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                                SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        COMSAT Corporation




                              By:   /s/ Allen E. Flower
                                    ----------------------
                                        Allen E. Flower
                                        Controller


Date: March 7, 1994

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                               EXHIBIT INDEX



Exhibit No.                Description                      Page


  20              Press Release dated February 18, 1994.      5

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Exhibit 20

                                                          February 18, 1994

       RADIATION SYSTEMS AND COMSAT DECLARE PURPORTED SHAREHOLDER
                      LAWSUITS TO BE WITHOUT MERIT

  STERLING, Va. and BETHESDA, Md. - Radiation Systems, Inc. (NASDAQ: RADS) and COMSAT Corporation (NYSE:CQ) announced today that two purported shareholder class-action lawsuits have been filed in Nevada state court challenging the previously-announced merger involving the two companies.

  Plaintiffs in the lawsuits allege, among other things, that the proposed merger consideration is unfair and inadequate. The lawsuits seek, among other things, to enjoin the merger and, in the event the merger is consummated, to recover damages.

  Radiation Systems and COMSAT stated that the lawsuits are, in their view, without merit and will be defended against vigorously. As previously announced, it is anticipated that a special meeting of Radiation Systems stockholders will be held in the second quarter of 1994 to vote on approval of the merger.

  Radiation Systems, Inc., designs, manufactures and installs a broad range of antenna turnkey systems and components for radar, air traffic control, tactical military, satellite communications, wireless and other specialized uses throughout the world.

  COMSAT Corporation is an international communications, information and entertainment-distribution services company. It provides voice, video and data services to customers worldwide by fixed and mobile technologies and is the largest owner and user of the global INTELSAT and Inmarsat communications satellite networks. COMSAT Corporation also furnishes satellite systems integration, wireless networks and technical consulting; offers on-demand entertainment and information services to the hospitality industry, and owns the NBA Denver Nuggets.

CONTACT:
Paul Jacobson                    COMSAT Corporation    301.214.3658
Mark D. Funston              Radiation Systems, Inc.   703.450.5680

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